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                                                                    EXHIBIT 99.2

                           SARBANES-OXLEY ACT OF 2002

                             SEC.906 CERTIFICATION

I, Andrew A. Campbell, certify that the Form 10-Q for the period ended June 30, 2002 of Pactiv Corporation:

(1) fully complies with the requirements of sec.13(a) or sec.15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operation of Pactiv Corporation for the period then ended.

   /s/ ANDREW A. CAMPBELL
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Andrew A. Campbell
Chief Financial Officer

         August 5, 2002
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Date